                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Wayne W. Murdy, Bruce D. Hansen, Britt D. Banks and W. Durand Eppler, and each acting alone, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to execute and sign any or all amendments, whether pre-effective or post-effective, or supplements to this registration statement, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission or any regulatory authority, giving and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this registration statement or any amendments or supplements thereto in the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                                        Title                                Date
                 ---------                                        -----                                ----

             /s/ Wayne W. Murdy                  President, Chief Executive Officer and         December 19, 2001
   -------------------------------------         Director (Principal Executive Officer)
               Wayne W. Murdy

             /s/ Bruce D. Hansen                 Senior Vice President and Chief Financial      December 19, 2001
   -------------------------------------         Officer (Principal Financial Officer)
               Bruce D. Hansen

            /s/ Linda K. Wheeler                 Vice President and Controller                  December 19, 2001
   -------------------------------------         (Principal Accounting Officer)
              Linda K. Wheeler

             /s/ Glen A. Barton                  Director                                       December 19, 2001
   -------------------------------------
               Glen A. Barton

           /s/ Vincent A. Calarco                Director                                       December 19, 2001
   -------------------------------------
             Vincent A. Calarco

            /s/ Ronald C. Cambre                 Director (Chairman)                            December 19, 2001
   -------------------------------------
              Ronald C. Cambre

           /s/ James T. Curry, Jr.               Director                                       December 19, 2001
   -------------------------------------
             James T. Curry, Jr.

           /s/ Joseph P. Flannery                Director                                       December 19, 2001
   -------------------------------------
             Joseph P. Flannery

            /s/ Leo I Higdon, Jr.                Director                                       December 19, 2001
   -------------------------------------
             Leo I. Higdon, Jr.

            /s/ Robert J. Miller                 Director                                       December 19, 2001
   -------------------------------------
              Robert J. Miller

           /s/ Robin A. Plumbridge               Director                                       December 19, 2001
   -------------------------------------
             Robin A. Plumbridge

            /s/ Moeen A. Qureshi                 Director                                       December 19, 2001
   -------------------------------------
              Moeen A. Qureshi

            /s/ Michael K. Reilly                Director                                       December 19, 2001
   -------------------------------------
              Michael K. Reilly

            /s/ James V. Taranik                 Director                                       December 19, 2001
   -------------------------------------
              James V. Taranik